UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Table Trac, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32987	88-0336568
(State of Incorporation)	(Commission file number)	(IRS Employer Identification Number)

6101 Baker Road, Suite 206,
Minnetonka, Minnesota 55345
(Address of principal executive offices) (Zip Code)

(952) 548-8877
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2021, the Board of Directors (the “Board”) of Table Trac, Inc. (the “Company”) approved the Table Trac, Inc. 2021 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may be granted to employees (including officers) of the Company, members of the board, and consultants or other independent contractors who provide services to the Company, in the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) restricted stock units; and (f) performance awards.

Subject to adjustment, the number of shares of common stock which may be issued under the Plan shall not exceed 500,000 shares. If an Incentive granted under the Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive.

The Plan is administered by the compensation committee, or if no committee is designated, the Board. Notwithstanding the foregoing or anything else to the contrary contained in the Plan, the Company’s Chief Executive Officer may, on a discretionary basis and without the Committee’s review or approval, grant stock options, from a preapproved pool of 25,000 shares to purchase shares to employees of the Company who are not officers of the Company. Grants from this preapproved pool must be aggregate and only occur once annually. Subject to the foregoing limitations, the Chief Executive Officer shall determine from time to time (i) the employees to whom grants will be made, (ii) the number of shares to be granted and (iii) the terms and provisions of each stock option (which need not be identical).

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description

10.1	Table Trac, Inc. 2021 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLE TRAC, INC.:
(Registrant)

By:	/s/ Randy Gilbert
Randy Gilbert, Chief Financial Officer

Dated: May 20, 2021